SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 16, 1999
                                                 -------------------------------

Painewebber Mortgage Acceptance Corporation IV (as depositor under the Sale and Master Servicing Agreement, dated as of June 1, 1999, relating to the Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2)
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             (Exact name of registrant as specified in its charter)



          DELAWARE                   333-61785                   06-1204982
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)



         1285 Avenue of the Americas
         New York, New York                                        10019
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         (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code         (212) 713-2000
                                                   -----------------------------




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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         Attached as an exhibit to this Current Report is a letter from PricewaterhouseCoopers LLP ("PWC") furnished to the Registrant by PWC pursuant to which PWC consents to the incorporation by reference in the Prospectus Supplement ("PROSPECTUS SUPPLEMENT") of Fremont Home Loan Owner Trust 1999-2 relating to Home Loan Asset Backed Notes, Series 1999-2, of PWC's report dated January 26, 1999 on PWC's audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998. The attached letter also provides the consent of PWC to the reference to
"PricewaterhouseCoopers LLP" under the caption "Experts" in the Prospectus Supplement.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
-----------                                    -----------
       (23)                                    Consent of PricewaterhouseCoopers
                                               LLP

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PAINEWEBBER MORTGAGE ACCEPTANCE
                                       CORPORATION IV


June 18, 1999
                                            /S/ BARBARA DAWSON
                                       By:  _____________________________
                                            Name:  Barbara Dawson
                                            Title:  Senior Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

   (23)             Consent of PricewaterhouseCoopers LLP               E